EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350/ SECURITIES EXCHANGE ACT RULE 13a-14(b), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cytori Therapeutics, Inc. for the quarterly period ended September 30, 2017 as filed with the Securities and Exchange Commission on the date hereof, Marc H. Hedrick, as President & Chief Executive Officer of Cytori Therapeutics, Inc., and Tiago Girao, as VP of Finance and Chief Financial Officer of Cytori Therapeutics, Inc., each hereby certifies, respectively, that:

1.	The Form 10-Q report of Cytori Therapeutics, Inc. that this certification accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934.
2.

The information contained in the Form 10-Q report of Cytori Therapeutics, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Cytori Therapeutics, Inc.

	By:	/s/ Marc H. Hedrick
Dated: November 9, 2017		Marc H. Hedrick
President & Chief Executive Officer

	By:	/s/ Tiago Girao
Dated: November 9, 2017		Tiago Girao
VP of Finance and Chief Financial Officer